UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Semi-Annual Repor  t

Legg Mason

Esemplia

Emerging Markets

Long-Short Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Esemplia Emerging Markets Long-Short Fund

Fund objective

The Fund seeks to provide long-term total return.

Fund name change

Prior to October 1, 2012, the Fund followed a different investment objective and investment strategies under the name Legg Mason Esemplia Emerging Markets Equity Fund.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Esemplia Emerging Markets Long-Short Fund for the six-month reporting period ended April 30, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

Legg Mason Esemplia Emerging Markets Long-Short Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended April 30, 2013 (the “reporting period”), but it did so at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s second estimate for first quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 3.4% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, the lowest level since December 2008. In addition, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.4% in April 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 0.6% on a seasonally adjusted basis in April 2013 versus the previous month and were 9.7% higher than in April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $192,800 in April 2013, up 11.0% from April 2012. This marked the fourteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose in April to a 5.2 month supply at the current sales pace, it was 13.60% lower than in April 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, after expanding the prior two months, the U.S. manufacturing sector modestly contracted in November 2012, with a reading of 49.5 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, manufacturing expanded over the next five months, with the PMI at 50.7 in April 2013. During April, 14 of the 18 industries within the PMI expanded.

Growth generally moderated overseas and, in some cases, fell back into a recession. In its April 2013 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Emerging market and developing economies are still going strong, but in advanced economies, there appears to be a growing bifurcation between the United States on one hand and the euro area on the other.” The IMF projects that global growth will increase from 3.2% in 2012 to 3.3% in 2013. From a regional perspective, the IMF anticipates 2013 growth will be -0.3% in the Eurozone. Growth in emerging market countries is expected to remain higher than in their developed country counterparts, and the IMF projects that emerging market growth will increase from 5.1% in 2012 to 5.3% in 2013. In particular, China’s economy is expected to grow 8.0% in 2013, versus 7.8% in 2012. Elsewhere, the IMF projects that growth in India will increase from 4.0% in 2012 to 5.7% in 2013.

IV	Legg Mason Esemplia Emerging Markets Long-Short Fund

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2% longer-run goal, and longer-term inflation expectations continue to be well anchored.” As expected, at its meeting that ended on May 1, 2013, after the reporting period ended, the Fed said it would continue its asset purchase program.

Performance review

For the six months ended April 30, 2013, Class A shares of Legg Mason Esemplia Emerging Markets Long-Short Fund, excluding sales charges, returned -1.63%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Indexv and the composite benchmark, the 50% MSCI Emerging Markets Index and 50% Citigroup 3-Month U.S. Treasury Bill Indexvi, returned 5.29% and 2.67%, respectively, for the same period. The Lipper Emerging Markets Funds Category Average1 returned 7.25% over the same time frame.

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Esemplia Emerging Markets Long-Short Fund:
Class A	-1.63%
Class C	-2.00%
Class I	-1.28%
MSCI Emerging Markets Index	5.29%
50% MSCI Emerging Markets Index and 50% Citigroup 3-Month U.S. Treasury Bill Index	2.67%
Lipper Emerging Markets Funds Category Average[1]	7.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 590 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Esemplia Emerging Markets Long-Short Fund	V

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 3.07%, 3.55% and 2.52%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 2.00% for Class A shares, 2.75% for Class C shares and 1.35% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)vii lowered interest rates from 1.00% to 0.75% prior to the beginning of the period, at the time a record low. In September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In May 2013, after the reporting period ended, the ECB cut rates to a new record low of 0.50%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Then, in January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratios for banks.

Q. How did the emerging market equity market perform during the reporting period?

A. While emerging market equities generated a positive return for the six-month reporting period they lagged their international developed counterpart. Emerging market equities rose sharply over the first two months of the period, as investor risk appetite was robust given some better-than-expected economic data in the U.S. and signs of progress in Europe. However, the market then experienced a setback during the next two months of the period. This was triggered by decelerating growth in many developed countries, renewed fears of contagion in Europe and concerns about China’s ability to orchestrate a “soft landing” for its economy. Emerging market equities then rallied during the last month of the period as investor demand improved. All told, during the six months ended April 30, 2013, the MSCI Emerging Markets Index returned 5.29%. In contrast, international developed stocks, as measured by the MSCI EAFE Indexviii returned 16.90% over the same period.

VI	Legg Mason Esemplia Emerging Markets Long-Short Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks, and possible loss of principal. An increase in interest rates will reduce the value of fixed income securities. The Fund will employ short selling strategies, which are speculative. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

vi	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012 and does not include derivatives such as, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.63%	$1,000.00	$983.70	2.00%	$9.84	Class A	5.00%	$1,000.00	$1,014.88	2.00%	$9.99
Class C	-2.00	1,000.00	980.00	2.75	13.50	Class C	5.00	1,000.00	1,011.16	2.75	13.71
Class I	-1.28	1,000.00	987.20	1.35	6.65	Class I	5.00	1,000.00	1,018.10	1.35	6.76

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2013

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security	Shares	Value
Common Stocks — 67.6%
Consumer Discretionary — 7.2%
Food & Staples Retailing — 1.5%
Wal-Mart de Mexico SAB de CV	80,800	$256,329
Hotels, Restaurants & Leisure — 2.0%
Wynn Macau Ltd.	109,600	332,607	*
Multiline Retail — 2.1%
S.A.C.I. Falabella	29,805	340,800
Specialty Retail — 1.6%
Foschini Ltd.	21,145	270,984
Total Consumer Discretionary		1,200,720
Consumer Staples — 6.2%
Beverages — 2.1%
Fomento Economico Mexicano SA de CV, ADR	3,048	345,613
Food & Staples Retailing — 0.9%
Almacenes Exito S.A.	2,143	35,132
Almacenes Exito S.A., GDR	6,868	114,706	(a)
Total Food & Staples Retailing		149,838
Personal Products — 3.2%
Hengan International Group Co., Ltd.	37,400	387,487
Natura Cosmeticos SA	5,800	146,888
Total Personal Products		534,375
Total Consumer Staples		1,029,826
Energy — 14.1%
Oil, Gas & Consumable Fuels — 14.1%
Cairn India Ltd.	62,907	364,073
China Shenhua Energy Co., Ltd., Class H Shares	78,000	275,910
CNOOC Ltd.	285,000	530,325
Pacific Rubiales Energy Corp.	28,860	610,172
PTT Public Co., Ltd.	15,700	174,385	(b)
Tullow Oil PLC	25,278	393,048
Total Energy		2,347,913
Financials — 12.1%
Commercial Banks — 12.1%
China Construction Bank Corp., Class H Shares	473,870	396,919
Credicorp Ltd.	3,530	531,583
Industrial & Commercial Bank of China Ltd., Class H Shares	413,975	291,270
PT Bank Mandiri	239,000	258,113
Sberbank of Russia, ADR	42,000	540,120
Total Financials		2,018,005

See Notes to Financial Statements.

4	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security	Shares	Value
Industrials — 2.6%
Transportation Infrastructure — 2.6%
Companhia de Concessoes Rodoviarias	23,300	$230,350
Grupo Aeroportuario del Sureste SA de CV, ADR	1,564	194,108
Grupo Aeroportuario del Sureste SA de CV, Series B Shares	1,500	18,617
Total Industrials		443,075
Information Technology — 14.4%
Communications Equipment — 1.6%
AAC Technologies Holdings Inc.	54,000	263,732
Electronic Equipment, Instruments & Components — 3.4%
Delta Electronics Inc.	57,000	273,295
TPK Holding Co., Ltd.	11,000	223,265
TPK Holding Co., Ltd.	3,330	67,516	*(a)
Total Electronic Equipment, Instruments & Components		564,076
IT Services — 2.4%
Cielo SA	15,360	407,502
Semiconductors & Semiconductor Equipment — 7.0%
Samsung Electronics Co., Ltd.	395	545,174
Taiwan Semiconductor Manufacturing Co., Ltd.	167,000	619,629
Total Semiconductors & Semiconductor Equipment		1,164,803
Total Information Technology		2,400,113
Materials — 3.7%
Chemicals — 1.5%
Mexichem SA de CV	49,481	252,411
Construction Materials — 1.1%
Grasim Industries Ltd., Registered Shares, GDR	3,386	184,673	(a)
Metals & Mining — 1.1%
Polymetal International PLC	17,560	189,710
Total Materials		626,794
Telecommunication Services — 7.3%
Diversified Telecommunication Services — 4.4%
PT XL Axiata Tbk	823,500	431,972
Turk Telekomunikasyon A.S.	65,805	312,003
Total Diversified Telecommunication Services		743,975
Wireless Telecommunication Services — 2.9%
China Mobile Ltd.	24,500	268,358
MTN Group Ltd.	11,787	212,504
Total Wireless Telecommunication Services		480,862
Total Telecommunication Services		1,224,837
Total Common Stocks (Cost — $9,887,004)		11,291,283

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	5

Legg Mason Esemplia Emerging Markets Long-Short Fund

Security			Shares	Value
Preferred Stocks — 1.9%
Financials — 1.9%
Commercial Banks — 1.9%
Itau Unibanco Banco Multiple SA, ADR (Cost — $132,644)			19,099	$321,436

		Expiration Date	Contracts
Purchased Options — 0.1%
iShares MSCI Emerging Markets, Put @ $40.00 (Cost — $82,400)		6/22/13	80,000	18,400
Total Investments before Short-Term Investments (Cost — $10,102,048)				11,631,119

	Rate	Maturity Date	Face Amount
Short-Term Investments — 11.8%
Repurchase Agreements — 11.8%
Interest in $435,333,000 joint tri-party repurchase agreement dated 4/30/13 with Deutsche Bank Securities Inc.; Proceeds at maturity — $1,970,008; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 9/5/13 to 8/15/39; Market value — $2,009,400) (Cost — $1,970,000)	0.140%	5/1/13	$1,970,000	1,970,000
Total Investments — 81.4% (Cost — $12,072,048#)				13,601,119
Other Assets in Excess of Liabilities — 18.6%				3,105,651
Total Net Assets — 100.0%				$16,706,770

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
GDR	— Global Depositary Receipts

See Notes to Financial Statements.

6	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Esemplia Emerging Markets Long-Short Fund

Summary of Investments by Country**
China	9.0%
Taiwan	8.7
Brazil	8.1
Mexico	7.8
Hong Kong	5.9
Cayman Islands	5.3
Indonesia	5.1
Canada	4.5
India	4.0
South Korea	4.0
Russia	4.0
Peru	3.9
South Africa	3.6
United Kingdom	2.9
Chile	2.5
Turkey	2.3
Jersey	1.4
Thailand	1.3
Colombia	1.1
United States	0.1
Short-Term Investments	14.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2013 and are subject to change.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $10,102,048)	$11,631,119
Repurchase agreements, at value (Cost — $1,970,000)	1,970,000
Foreign currency, at value (Cost — $725,374)	727,892
Cash	106,996
Deposits with brokers for swap contracts	2,510,000
Receivable for securities sold	214,816
Swaps, at value (premiums paid — $1,296)	150,303
Deposits with brokers for open futures contracts	90,000
Dividends and interest receivable	57,010
Receivable for Fund shares sold	31,793
Receivable from investment manager	15,973
Prepaid expenses	33,257
Total Assets	17,539,159

Liabilities:
Payable for Fund shares repurchased	460,094
Swaps, at value (net premiums paid — $26,077)	285,739
Payable for open swap contracts	3,618
Service and/or distribution fees payable	3,585
Swap dividend payable	6,546
Accrued expenses	72,807
Total Liabilities	832,389
Total Net Assets	$16,706,770

Net Assets:
Par value (Note 7)	$11
Paid-in capital in excess of par value	26,495,302
Overdistributed net investment income	(131,076)
Accumulated net realized loss on investments, written options, swap contracts and foreign currency transactions	(11,026,217)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	1,368,750
Total Net Assets	$16,706,770

Shares Outstanding:
Class A	873,970
Class C	47,795
Class I	146,936

Net Asset Value:
Class A (and redemption price)	$15.71
Class C*	$12.28
Class I (and redemption price)	$16.24
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Dividends	$159,261
Interest	4,127
Less: Foreign taxes withheld	(38,699)
Total Investment Income	124,689

Expenses:
Investment management fee (Note 2)	79,977
Legal fees	72,927
Transfer agent fees (Note 5)	59,810
Custody fees	39,833
Shareholder reports	31,883
Registration fees	30,051
Service and/or distribution fees (Notes 2 and 5)	25,028
Audit and tax	21,900
Fund accounting fees	994
Trustees’ fees	788
Insurance	523
Miscellaneous expenses	3,302
Total Expenses	367,016
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(182,250)
Net Expenses	184,766
Net Investment Loss	(60,077)

Realized and Unrealized Gain (Loss) on Investments, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	216,527	*
Written options	56,000
Swap contracts	24,010
Foreign currency transactions	(13,643)
Net Realized Gain	282,894
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(310,018)
Written options	(14,000)
Swap contracts	(157,920)
Foreign currencies	2,456
Change in Net Unrealized Appreciation (Depreciation)	(479,482)
Net Loss on Investments, Written Options, Swap Contracts and Foreign Currency Transactions	(196,588)
Decrease in Net Assets from Operations	$(256,665)

*	Net of accrued foreign capital gains tax of $1,765.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income (loss)	$(60,077)	$26,307
Net realized gain (loss)	282,894	(1,085,243)
Change in net unrealized appreciation (depreciation)	(479,482)	532,790
Decrease in Net Assets From Operations	(256,665)	(526,146)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(401,531)
Decrease in Net Assets From Distributions to Shareholders	—	(401,531)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	3,324,538	8,498,078
Reinvestment of distributions	—	347,633
Cost of shares repurchased	(6,995,384)	(13,161,131)
Decrease in Net Assets From Fund Share Transactions	(3,670,846)	(4,315,420)
Decrease in Net Assets	(3,927,511)	(5,243,097)

Net Assets:
Beginning of period	20,634,281	25,877,378
End of period*	$16,706,770	$20,634,281
* Includes overdistributed net investment income of:	$(131,076)	$(70,999)

See Notes to Financial Statements.

10	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$ 15.98	$ 16.45	$ 19.63	$ 15.98	$ 9.96	$ 25.71

Income (loss) from operations:
Net investment income (loss)	(0.05)	0.02	0.04	0.00 [3]	0.03	0.14
Net realized and unrealized gain (loss)	(0.22)	(0.23)	(3.22)	3.65	6.14	(13.65)
Total income (loss) from operations	(0.27)	(0.21)	(3.18)	3.65	6.17	(13.51)

Less distributions from:
Net investment income	—	(0.26)	—	—	(0.15)	(0.04)
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(0.26)	—	—	(0.15)	(2.24)

Net asset value, end of period	$15.71	$15.98	$16.45	$19.63	$15.98	$9.96
Total return[4]	(1.63)%	(1.11)%	(16.20)%	22.84%	63.01%	(57.27)%

Net assets, end of period (000s)	$13,734	$15,917	$20,232	$47,517	$34,356	$35,031

Ratios to average net assets:
Gross expenses	3.94%[5]	3.06%	1.84%	1.85%	2.12%	1.59%
Net expenses[6,7]	2.00 [5,8]	2.00 [8]	1.81 [8]	1.85	2.00 [8]	1.55 [8]
Net investment income (loss)	(0.67) [5]	0.13	0.21	0.02	0.25	0.74

Portfolio turnover rate	56%	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	11

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2013[2]	2012	2011	2010	2009	2008

Net asset value, beginning of period	$12.53	$12.96	$15.61	$12.81	$7.99	$21.27

Income (loss) from operations:
Net investment loss	(0.09)	(0.08)	(0.13)	(0.10)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	(0.16)	(0.18)	(2.52)	2.90	4.93	(11.02)
Total income (loss) from operations	(0.25)	(0.26)	(2.65)	2.80	4.88	(11.08)

Less distributions from:
Net investment income	—	(0.17)	—	—	(0.06)	—
Net realized gains	—	—	—	—	—	(2.20)
Total distributions	—	(0.17)	—	—	(0.06)	(2.20)

Net asset value, end of period	$12.28	$12.53	$12.96	$15.61	$12.81	$7.99
Total return[3]	(2.00)%	(1.87)%	(16.98)%	21.86%	61.69%	(57.74)%

Net assets, end of period (000s)	$587	$927	$1,265	$2,109	$959	$521

Ratios to average net assets:
Gross expenses	4.44%[4]	3.54%	2.80%	2.84%	3.43%	3.22%
Net expenses[5,6,7]	2.75 [4]	2.75	2.70	2.73	2.75	2.75
Net investment loss	(1.41) [4]	(0.67)	(0.83)	(0.75)	(0.48)	(0.37)

Portfolio turnover rate	56%	88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

12	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2013[2]		2012	2011	2010	2009	2008

Net asset value, beginning of period	$16.45		$16.93	$20.11	$16.29	$10.13	$25.78

Income (loss) from operations:
Net investment income	0.00	[3]	0.13	0.12	0.10	0.12	0.19
Net realized and unrealized gain (loss)	(0.21)		(0.25)	(3.30)	3.72	6.23	(13.50)
Total income (loss) from operations	(0.21)		(0.12)	(3.18)	3.82	6.35	(13.31)

Less distributions from:
Net investment income	—		(0.36)	—	—	(0.19)	(0.14)
Net realized gains	—		—	—	—	—	(2.20)
Total distributions	—		(0.36)	—	—	(0.19)	(2.34)

Net asset value, end of period	$16.24		$16.45	$16.93	$20.11	$16.29	$10.13
Total return[4]	(1.28)%		(0.47)%	(15.81)%	23.45%	64.06%	(56.48)%

Net assets, end of period (000s)	$2,386		$2,461	$2,538	$3,081	$1,375	$318

Ratios to average net assets:
Gross expenses	3.36%[5]		2.51%	1.70%	1.83%	1.55%	1.18%
Net expenses[6,7,8]	1.35	[5]	1.35	1.35	1.35	1.35	1.15
Net investment income	0.01	[5]	0.83	0.64	0.56	0.88	0.91

Portfolio turnover rate	56%		88%	94%	88%	138%	75%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Esemplia Emerging Markets Long-Short Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

14	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	15

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Energy	$2,173,528	$174,385	—	$2,347,913
Other common stocks	8,943,370	—	—	8,943,370
Preferred stocks	321,436	—	—	321,436
Purchased options	18,400	—	—	18,400
Total long-term investments	$11,456,734	$174,385	—	$11,631,119
Short-term investments†	—	1,970,000	—	1,970,000
Total investments	$11,456,734	$2,144,385	—	$13,601,119
Other financial instruments:
Total return swaps‡	—	150,303	—	150,303
Total	$11,456,734	$2,294,688	—	$13,751,422

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Total return swaps‡	—	$285,739	—	$285,739

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

For the six months ended April 30, 2013, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2013, securities valued at $67,516 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the

16	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	17

option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the six months ended April 30, 2013, see Note 4.

18	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2013, the Fund held total return swaps with credit related contingent features which had a liability position of $285,739. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2013, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,510,000, which could be used to reduce the required payment.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	19

cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon deposition of Indian and Thai securities held by the Fund are subject to capital gains tax on those countries.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, Esemplia and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

20	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays Esemplia and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C and Class I shares did not exceed 2.00%, 2.75% and 1.35%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the six months ended April 30, 2013, fees waived and/or expenses reimbursed amounted to $182,250.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	21

For the six months ended April 30, 2013, LMIS and its affiliates retained sales charges of $5,815 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class B	Class C
CDSCs	$340	$12

All outstanding Class B shares of the Fund were converted into Class A shares of the Fund, at the close of business on December 14, 2012.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$7,772,176
Sales	10,746,499

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,917,772
Gross unrealized depreciation	(388,701)
Net unrealized appreciation	$1,529,071

During the six months ended April 30, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	400,000	$70,000
Options written	—	—
Options closed	(200,000)	(48,000)
Options exercised	—	—
Options expired	(200,000)	(22,000)
Written options, outstanding as of April 30, 2013	—	—

At April 30, 2013, the Fund held the following open swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs	$1,053	4/24/14	Monthly Federal Funds Effective Rate	Hyundai Mobis Co. Ltd.	—	$(35,312)
Morgan Stanley & Co. Inc.	154,354	10/2/14	Monthly Federal Funds Effective Rate	Asustek Computer Inc.	—	(8,596)

22	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$386,950	12/19/13	Monthly Federal Funds Effective Rate	Total Access Communication Public Co., Ltd.	—	$(24,768)	*
Morgan Stanley & Co. Inc.	322,315	10/6/14	Monthly Federal Funds Effective Rate	CITIC Securities Co., Ltd.	—	(9,949)
Morgan Stanley & Co. Inc.	112,430	10/2/14	Monthly Federal Funds Effective Rate	LG Chem Ltd.	—	(5,612)
Morgan Stanley & Co. Inc.	198,236	10/2/14	Monthly Federal Funds Effective Rate	China Steel Corp.	—	(7,036)
Morgan Stanley & Co. Inc.	264,889	10/6/14	Monthly Federal Funds Effective Rate	Minera Frisco SAB de CV	—	309
Morgan Stanley & Co. Inc.	288,676	10/2/14	Monthly Federal Funds Effective Rate	Charoen Pokphand Foods Public Co., Ltd.	—	789
Morgan Stanley & Co. Inc.	287,958	10/6/14	Monthly Federal Funds Effective Rate	Powszechna Kasa Oszczednosci Bank Polski SA	—	11,006
Morgan Stanley & Co. Inc.	311,262	10/6/14	Monthly Federal Funds Effective Rate	Bank Pekao SA	—	9,212
Morgan Stanley & Co. Inc.	284,645	10/19/13	Monthly Federal Funds Effective Rate	Cia. Hering	—	(21,983)
Morgan Stanley & Co. Inc.	263,477	10/6/14	Monthly Federal Funds Effective Rate	PetroChina Co., Ltd.	—	(11,252)
Morgan Stanley & Co. Inc.	164,456	10/6/14	Monthly Federal Funds Effective Rate	Sany Heavy Equipment International Holdings Co., Ltd.	—	6,553
Morgan Stanley & Co. Inc.	179,179	10/6/14	Monthly Federal Funds Effective Rate	Zhuzhou CSR Times Electric Co., Ltd.	$(15,847)	15,357
Goldman Sachs	294,806	1/13/14	Monthly Federal Funds Effective Rate	Yapi ve Kredi Bankasi AS	—	(2,934)
Morgan Stanley & Co. Inc.	333,368	10/20/14	Monthly Federal Funds Effective Rate	Brasil Foods SA	32,954	(41,000)
Goldman Sachs	295,834	1/13/14	Monthly Federal Funds Effective Rate	Turkiye Halk Bankasi AS	—	(22,602)
Morgan Stanley & Co. Inc.	11,000	4/19/14	Monthly Federal Funds Effective Rate	Banco Bradesco SA	—	4,539
Goldman Sachs	373,830	2/22/14	Monthly Federal Funds Effective Rate	BIM Birlesik Magazalar AS	—	(36,724)
Goldman Sachs	22,000	2/26/14	Monthly Federal Funds Effective Rate	Vale SA	—	(29,572)
Goldman Sachs	262,500	3/5/14	Monthly Federal Funds Effective Rate	PT Bank Central Asia Tbk	—	(1,848)
Goldman Sachs	338,660	3/7/14	Monthly Federal Funds Effective Rate	China Oilfield Services Ltd.	—	15,314
Goldman Sachs	12,645	3/11/14	Monthly Federal Funds Effective Rate	Globaltrans Investment PLC	—	(12,202)
Goldman Sachs	10,200	3/11/14	Monthly Federal Funds Effective Rate	Tata Motors Ltd.	—	(7,925)

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	23

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc.	$34,000	4/22/14	Monthly Federal Funds Effective Rate	Grupo Financiero Banorte SAB	—	$(5,107)
Morgan Stanley & Co. Inc.	5,013,934	4/13/14	Monthly Federal Funds Effective Rate	Banco Santander Chile	$1,826	(6,783)
Goldman Sachs	15,695	4/11/14	Monthly Federal Funds Effective Rate	Antofagasto PLC	—	(25,149)
Morgan Stanley & Co. Inc.	761,434	4/23/14	Monthly Federal Funds Effective Rate	Enersis SA	7,144	(7,628)
Goldman Sachs	25,499	4/15/14	Monthly Federal Funds Effective Rate	HDFC Ltd.	—	36,331
Goldman Sachs	206,000	4/15/14	Monthly Federal Funds Effective Rate	Dongfeng Motor Group Co. Ltd.	—	12,086
Goldman Sachs	8,263	4/17/14	Monthly Federal Funds Effective Rate	Bidvest Group Ltd.	—	15,984
Morgan Stanley & Co. Inc.	54,000	4/18/14	Monthly Federal Funds Effective Rate	Turkiye Garanti Bankasi	767	10,514
Goldman Sachs	24,000	4/19/14	Monthly Federal Funds Effective Rate	AES Tiete SA	—	(3,191)
Morgan Stanley & Co. Inc.	8,750	4/19/14	Monthly Federal Funds Effective Rate	HDFC Bank Ltd.	529	14,803
Goldman Sachs	219,354	4/24/14	Monthly Federal Funds Effective Rate	Anadolu Efes Biracilik ve Malt Sanayii AS	—	11,567
Total	$11,545,652				$27,373	$(162,809)

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2013.

ASSET DERIVATIVES[1]
Equity Risk
Purchased options[2]	$18,400
Swap contracts[3]	150,303
Total	$168,703

24	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

LIABILITY DERIVATIVES[1]
Equity Risk
Swap Contracts[3]	$285,739

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Foreign Exchange Risk	Equity Risk	Total
Purchased options[1]	—	$(61,000)	$(61,000)
Written options	—	56,000	56,000
Swap contracts	—	24,010	24,010
Forward foreign currency contracts	$(5,985)	—	(5,985)
Total	$(5,985)	$19,010	$13,025

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Equity Risk
Purchased options[1]	$(51,000)
Written options	(14,000)
Swap contracts	(157,920)
Total	$(222,920)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended April 30, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$24,200
Written options†	8,000
Forward foreign currency contracts†	107,223

Average Notional Balance
Total return swap contracts	$11,193,169

†	At April 30, 2013, there were no open positions held in this derivative.

Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report	25

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$18,918	$50,983
Class B†	1,654	2,698
Class C	4,456	1,930
Class I	—	4,199
Total	$25,028	$59,810

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

For the six months ended April 30, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$146,310
Class B†	3,652
Class C	7,536
Class I	24,752
Total	$182,250

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Net Investment Income:
Class A	—	$308,967
Class B†	—	22,708
Class C	—	16,283
Class I	—	53,573
Total	—	$401,531

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At April 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	Legg Mason Esemplia Emerging Markets Long-Short Fund 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	173,585	$2,810,839	454,397	$7,144,502
Shares issued on reinvestment	—	—	20,617	295,441
Shares repurchased	(295,900)	(4,769,349)	(709,001)	(11,008,174)
Net decrease	(122,315)	$(1,958,510)	(233,987)	$(3,568,231)

Class B†
Shares sold	—	—	10,041	$129,760
Shares issued on reinvestment	—	—	1,985	22,683
Shares repurchased	(104,993)	$(1,347,256)	(47,747)	(604,843)
Net decrease	(104,993)	$(1,347,256)	(35,721)	$(452,400)

Class C
Shares sold	1,233	$15,443	8,237	$101,468
Shares issued on reinvestment	—	—	1,405	15,891
Shares repurchased	(27,430)	(337,087)	(33,268)	(413,031)
Net decrease	(26,197)	$(321,644)	(23,626)	$(295,672)

Class I
Shares sold	29,755	$498,256	69,764	$1,122,348
Shares issued on reinvestment	—	—	928	13,618
Shares repurchased	(32,397)	(541,692)	(71,020)	(1,135,083)
Net increase (decrease)	(2,642)	$(43,436)	(328)	$883

†	On December 14, 2012, the Fund converted its Class B shares into Class A shares.

8. Capital loss carryforwards

As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
No Expiration	$(1,327,234)*
10/31/2017	(7,873,644)
10/31/2019	(1,848,970)
$(11,049,848)

These amounts will be available to offset any future taxable capital gains.

*	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Legg Mason Esemplia Emerging Markets Long-Short Fund	27

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which Legg Mason International Equities Limited (trading under the name “Esemplia Emerging Markets”) (“Esemplia”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with Esemplia, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-

28	Legg Mason Esemplia Emerging Markets Long-Short Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and Esemplia’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional emerging markets funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three- and five-year periods ended June 30, 2012. The Fund performed below the median performance of the funds in the Performance Universe for each period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio

Legg Mason Esemplia Emerging Markets Long-Short Fund	29

management strategy of the Fund’s portfolio managers and noted that the Fund had not fully implemented it’s revised investment management policy. The Trustees also noted that the Manager and Esemplia were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with management’s efforts to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and Esemplia charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 retail front-end load emerging markets funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load emerging markets funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe, but that the Fund’s total expense ratio was higher

30	Legg Mason Esemplia Emerging Markets Long-Short Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

than the median of the total expense ratios of the funds in the Expense Group and slightly higher than the average total expense ratio of the other funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Legg Mason Esemplia Emerging Markets Long-Short Fund	31

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Legg Mason Esemplia

Emerging Markets Long-Short Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Kenneth D. Fuller* President

Frank G. Hubbard

Howard J. Johnson* Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Legg Mason International Equities Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Mr. Johnson became Chairman and Mr. Fuller became a Trustee, President, and Chief Executive Officer.

Legg Mason Esemplia Emerging Markets Long-Short Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Esemplia Emerging Markets Long-Short Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of shareholders of Legg Mason Esemplia Emerging Markets Long-Short Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD03192 6/13 SR13-1933

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Equity Trust

Date:	June 25, 2013